UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2014

VIASYSTEMS GROUP, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road

St. Louis, MO 63105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 16, 2014, Viasystems Group, Inc. (“Viasystems”) held a special meeting of stockholders (the “Special Meeting”). The stockholders approved all of the proposals detailed in Viasystems’ Definitive Proxy Statement on Schedule 14A which was filed with the Securities Exchange Commission on November 10, 2014. The number of shares entitled to vote at the Special Meeting was 20,921,111, representing the number of shares outstanding as of the record date, November 6, 2014.

Proposal 1: Adoption of the Merger Agreement.

Adoption of the Agreement and Plan of Merger, dated as of September 21, 2014 (the “Merger Agreement”), by and among Viasystems, TTM Technologies, Inc. (“TTM”), and Vector Acquisition Corp. (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into Viasystems, and Viasystems will continue as the surviving corporation and a wholly owned subsidiary of TTM (the “Merger”).

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING
18,967,119	3,861	1,762

Proposal 2: Approval of non-binding resolution on executive compensation.

Approval, on a non-binding, advisory basis, the compensation that will or may be paid by Viasystems to its named executive officers in connection with the Merger.

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING
14,760,753	4,208,408	3,581

Proposal 3: Adjourning the meeting, if necessary, to solicit additional proxies

Approval of any proposal that may be made by the Chairman of the board of directors of Viasystems to adjourn the Special Meeting (1) to the extent necessary to ensure that any supplement or amendment to the accompanying proxy statement/prospectus that is required by applicable legal requirements is timely provided to Viasystems stockholders, (2) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Viasystems common stock, $0.01 par value per share, represented, in person or by proxy, to constitute a quorum, or (3) to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES ABSTAINING
18,810,889	159,616	2,237

Item 8.01.	Other Events.

On December 16, 2014, Viasystems issued a press release announcing that Viasystems’ stockholders had approved the adoption of the Merger Agreement and the other proposals considered at the Special Meeting. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Viasystems Group, Inc. on December 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.

By:	/s/ Christopher R. Isaak
Christopher R. Isaak
Vice President, Corporate Controller and Chief Accounting Officer

Date: December 16, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Viasystems Group, Inc. on December 16, 2014.